Distributor:
Pacific Global Fund Distributors, Inc.
206 North Jackson Street
Suite 201
Glendale, California 91206
1.800.282.6693






                                    BALANCED
                                      FUND

                                  ANNUAL REPORT

                                February 28, 1996

Dear Shareholder

February 28, 1996

In late 1994, long-term bond yields peaked near 8.00% and declined through the first six months of 1995, to 6.62%. This rapid decline in interest rates occurred as the market became convinced that the economy was slowing, inflation was under control and Congress was acting on legislation to reduce the deficit. These events set the stage for a strong bond and stock market rally in 1995.

   As the year ended, interest rates had declined to 5.95% and the Standard & Poor's 500 Index, a broad unmanaged index of the market, went up 34.11% with dividends reinvested. The stock market rally in 1995, was primarily in technology and large blue chip company stocks. The overall strength of the market was not as broad as market indices would suggest. In 1995, only 40% of the stocks attained new highs over 1994.

   The Pacific Advisors Balanced Fund ("Fund") had a total investment return of 8.70% for the same period. Fund results were based on shares purchased at its offering price on January 1, 1995 and held through December 31, 1995. The return reflects the deduction of the Fund's current maximum sales charge and expense reimbursements. The Fund made capital gain and dividend distributions of $0.19 for the year.

   The Fund's performance lagged due to our concern that the economy was stronger than the market perceived it to be and therefore interest rates would increase. For this reason we believed it best to invest on a selective basis utilizing our value oriented approach. Our equity position increased from 10.56% on December 31, 1994 to 53.66% through December 31, 1995. During this same period we invested 29.11% of the Fund's assets in preferred stock and corporate bonds.

   During the year, we looked for undervalued stocks in the natural resources, entertainment, manufacturing, financial services, pharmaceuticals and consumer brand franchises. Boeing (Aerospace), GC Companies (Entertainment), Burlington Resources and El Paso Natural Gas were some of the new stocks acquired by the Fund in the first half of the year. Recent stocks added to the Fund include Fluor, General Mills, Reliance Steel, Archer Daniels, Pfizer and Bankers Trust.

   As a result of the higher long-term interest rates in 1994, the Fund was able to purchase corporate bonds with yields exceeding 7.00%. The high yields and lower risk of these corporate bonds make them more attractive than many stocks. Most of the corporate bonds purchased are utility company bonds. They include New England Telephone & Telegraph, Consolidated Edison, Oklahoma Gas & Electric and Public Service Electric & Gas. We anticipate that our bond position will continue to represent 25.0% to 30.0% of the Fund's assets.

   During the last quarter we began to see some sell off in the technology stocks, concern that the U.S. Congress and President had reached an impasse in budget negotiations and mixed signals on economic growth. Since the end of the year long-term interest rates have increased to 6.40%. This increase has occurred in part as foreign investors began selling long-term bonds because of their concern that the U.S. Government was unable to reach a consensus for balancing the budget. There is also concern that the economy is stronger than forecasted and that the U.S. Federal Reserve will not lower interest rates significantly. Over the next few months we believe interest rates will remain near their present levels as the economy continues to grow at a modest rate and inflation remains under control.

   If interest rates remain at this level or increase further we would expect the stock market to correct and/or move from an emphasis on growth to value investing. It appears that the rally in blue chip and technology stocks is subsiding. Other industries and market sectors should benefit as investors look for value in other areas of the market. As this shift occurs in the stock market, we anticipate an increase in volatility and a temporary market correction. The Fund has a cash position in excess of 16.09%, which will allow it to take advantage of buying opportunities as they occur.

   We remain optimistic that the investment strategy of buying the stocks of quality companies at a reasonable price will produce superior long-term results and with lower volatility than the overall stock market. Please contact your financial adviser or Pacific Advisors Fund, if you have questions or would like more information.

   Sincerely,

   /s/George Henning                /s/Stephen K. Bache
   -----------------                ---------------------
   George Henning                   Stephen K. Bache, CFA
   Chairman                         Adviser
                                    Hamilton & Bache

CHANGE IN VALUE OF $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pacific Advisors Balanced Fund on February 8, 1993 compared to the growth of the Standard & Poor's (S&P) 500 Index.

                                    [GRAPH]
[LEGEND]
    Pacific Advertisers
       Balanced Fund

Average Annual Total Return
     for period ending
     December 31, 1995

         One Year
         --------
          8.70%

        Inception
        (2/8/93)
        --------
          2.06%



                       [chart]

             PAEI                  S&P 500
             -----------------------------
             $10,000               $10,000
12/93        $10,000               $10,706
12/94        $ 9,759               $10,541
12/95        $10,608               $14,137


* Reflects the deduction of the 5.75% maximum sales charge and assumes all distributions were reinvested at net asset value and after expense reimbursements. The results show annualized returns for 1993, since February 8, 1993 was the inception date of the Fund.

   The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, does not reflect the effects of management fees or expenses.

   Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                December 31, 1995

                                                                    NUMBER OF SHARES                    VALUE
                                                                    ----------------                    -----
COMMON STOCK (53.66%)

     AEROSPACE AND DEFENSE (3.68%)
         Boeing Company                                                        1,000           $       78,375
                                                                                               --------------

     AGRICULTURAL PROCESSING (1.77 %)
         Archer-Daniels-Midland                                                2,100                   37,800
                                                                                               --------------
     AUTOMOBILES AND TRUCKS (2.48%)
         General Motors                                                        1,000                   52,875
                                                                                               --------------
     BANKS (3.12%)
         Bankers Trust                                                         1,000                   66,500
                                                                                               --------------
     COMPUTER SERVICES (0.13%)
         Silicon Graphics Inc.*                                                  100                    2,750
                                                                                               --------------
     CONSUMER PRODUCTS (3.80%)
         General Mills                                                         1,400                   80,850
                                                                                               --------------
     DIVERSIFIED COMPANIES (1.86%)
         General Electric Co.                                                     24                    1,728
         ACX Technologies*                                                     2,500                   37,813
                                                                                               --------------
                                                                                                       39,541
                                                                                               --------------
     ELECTRONIC EQUIPMENT AND COMPONENTS (2.70%)
         AMP, Inc.                                                             1,500                   57,563
                                                                                               --------------
     ENGINEERING & CONSTRUCTION (2.48%)
         Fluor Corp.                                                             800                   52,800
                                                                                               --------------
     ENTERTAINMENT (1.78%)
         Time Warner Inc.                                                      1,000                   37,875
                                                                                               --------------

---------------
* Non income producing

                                                                    SHARES/PAR VALUE                    VALUE
                                                                    ----------------                    -----
COMMON STOCK Continued

     FOOD PROCESSOR (2.38%)
         Stokely USA, Inc.*                                                   10,000           $       50,625
                                                                                               --------------

     HEALTH SERVICES (2.03%)
         Comprehensive Care Corp.*                                             5,000                   43,125
                                                                                               --------------
     INDUSTRIAL SERVICES (3.90%)
         Reliance Steel                                                        4,000                   83,000
                                                                                               --------------
     LEISURE AND HOME ENTERTAINMENT (1.57%)
         GC Companies Inc.*                                                    1,000                   33,500
                                                                                               --------------
     MACHINE TOOLS (1.06%)
         DeVleig-Bullard*                                                     10,000                   22,500
                                                                                               --------------
     OIL AND GAS (6.43%)
         Burlington Resources                                                  1,500                   58,875
         El Paso Natural Gas                                                   1,500                   42,562
         Cooper Cameron*                                                       1,000                   35,500
                                                                                               --------------
                                                                                                      136,938
                                                                                               --------------
     PHARMACEUTICALS (4.14%)
         Pfizer Inc.                                                           1,400                   88,200
                                                                                               --------------
     PRINTING & PUBLISHING(1.65%)
         Courier Corp.                                                         1,500                   35,062
                                                                                               --------------
     SPECIALTY RETAIL (3.06%)
         Toys "R" Us                                                           3,000                   65,250
                                                                                               --------------
     TELECOMMUNICATION EQUIPMENT (3.65%)
         Nokia Corp. - ADR A                                                   2,000                   77,750
                                                                                               --------------
         TOTAL COMMON STOCK                                                                    $    1,142,878
                                                                                               --------------

----------
* Non income producing

                                                                    SHARES/PAR VALUE                    VALUE
                                                                    ----------------                    -----

PREFERRED STOCK (3.72%)

     REAL ESTATE (3.72%)
         Catellus Dev. Corp. Class A                                           1,650           $       79,200
                                                                                               --------------
         TOTAL PREFERRED STOCK                                                                 $       79,200
                                                                                               --------------
CORPORATE BONDS (25.39%)

     BANKS (1.37%)
         Barnett Banks Inc. 9.875% 6/1/01                              $      25,000           $       29,256
                                                                                               --------------
     FOOD PROCESSOR (2.13%)
         Standard Brands 7.75% 5/1/01                                         45,000                   45,280
                                                                                               --------------
     HEALTH SERVICES (3.20%)
         Hospital Corp. of America
         9.00% 3/15/16                                                        65,000                   68,117
                                                                                               --------------
     INSURANCE (8.09%)
         Kemper Corp.
         6.875% 9/15/03                                                       95,000                   97,697
         Old Republic International Corp.                                                      --------------
         10.00% 2/1/18
                                                                              70,000                   74,487
                                                                                               --------------
     OIL & GAS (2.84%)
         Occidental Petroleum 9.25% 8/1/19                                    50,000                   60,562
                                                                                               --------------
     TELEPHONE (4.40%)
         New England Telephone & Telegraph
         7.375% 10/15/07                                                      67,000                   68,547
         Continental Telephone of California                                                   --------------
         7.625% 12/31/97
                                                                              25,000                   25,105
                                                                                               --------------

                                                                    SHARES/PAR VALUE                    VALUE
                                                                    ----------------                    -----
COMMON STOCK continued

UTILITY - GAS & ELECTRIC (3.36%)
         Public Service Electric & Gas
         7.125% 11/1/97                                                       70,000           $       71,573
                                                                                               --------------
         TOTAL CORPORATE BONDS                                                                 $      540,624
                                                                                               --------------
U.S. GOVERNMENT OBLIGATIONS (11.62%)

     U.S. TREASURY BILLS (9.26%)
         U.S. Treasury Bill 3/21/96                                          100,000                   98,920
         U.S. Treasury Bill 5/2/96                                           100,000                   98,329
                                                                                               --------------
                                                                                                      197,249
                                                                                               --------------
     U.S. TREASURY NOTES (2.35%)
         U.S. Treasury Note 9.25% 1/15/96                                     50,000                   50,125
                                                                                               --------------
         TOTAL U.S. GOVERNMENT OBLIGATIONS                                                     $      247,374
                                                                                               --------------
TOTAL INVESTMENT SECURITIES (94.39%)                                                           $    2,010,076
                                                                                               --------------
SHORT-TERM INVESTMENTS (4.26%)
         United Missouri Bank Money Market Fund                                                        90,665
                                                                                               --------------
OTHER ASSETS LESS LIABILITIES (1.35%)                                                                  28,745
                                                                                               --------------
TOTAL NET ASSETS                                                                               $    2,129,486
                                                                                               ==============

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
         Investment securities at market value (cost: $1,912,619)             $ 2,010,076
         Short-term investments, at cost, which is equivalent to market            90,665
         Other assets                                                              21,492
         Accrued income receivable                                                 14,328
         Receivable for capital shares sold                                         3,107
         Organizational expenses, net of amortization (Note 1)                     23,984
                                                                              -----------
         Total assets                                                           2,163,652
                                                                              -----------

LIABILITIES:
         Payable for investments purchased                                         10,162
         Payable to Investment Adviser (Note 1)                                    23,984
         Payable for capital shares redeemed                                           20
                                                                              -----------
         Total liabilities                                                         34,166
                                                                              -----------

NET ASSETS:
         (Equivalent to $9.31 per share on 228,804 shares of
         Capital Stock outstanding - 100 million shares authorized)           $ 2,129,486
                                                                              -----------

SUMMARY OF SHAREHOLDER'S EQUITY
         Paid-in capital                                                      $ 2,031,390
         Distributions of net investment income in excess of
              income reported for financial statement purposes                       (177)
         Undistributed net capital gains                                              816
         Unrealized appreciation of investments                                    97,457
                                                                              -----------
         Net assets at December 31, 1995                                      $ 2,129,486
                                                                              ===========



                 See Accompanying Notes to Financial Statements.

                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
         Dividends                                                              $    11,832
         Interest                                                                    68,470
                                                                                -----------
              Total Income                                                           80,302
                                                                                -----------

EXPENSES:
         Transfer Agent Expense                                                      21,726
         Fund Accounting Fees                                                        17,825
         Investment Advisory Fees                                                    12,738
         Amortization Expense                                                        11,124
         Custody Fees                                                                 6,679
         Registration Fees                                                            5,237
         Legal Expense                                                                4,671
         Printing                                                                     3,771
         Audit Fees                                                                   3,452
         Other Expense                                                                1,791
         Director Fees/Meetings                                                       1,553
         Distribution Fees (Note 3)                                                     261
                                                                                -----------
              Total Expenses, before reimbursements                                  90,828
         Less Fees Waived and Expenses Reimbursed (Note 3)                          (52,613)
                                                                                -----------
              Net Expenses                                                           38,215
                                                                                -----------
         NET INVESTMENT INCOME:                                                                    $    42,087
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments
              Proceeds from sales of investment securities (excluding
                  short-term investments with maturities 60 days or less)       $ 1,857,876
         Cost of investment securities sold                                       1,848,679
                                                                                -----------
                  Net realized gain on investments                                    9,197
         Net unrealized appreciation of investments:
              Beginning of year                                                 $     4,754
              End of year                                                            97,457
                  Net unrealized appreciation of investments                                            92,703
                                                                                                   -----------
         Net realized and unrealized gain on investments                                               101,900
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                                              $   143,987
                                                                                                   ===========

                 See Accompanying Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                               DECEMBER 31, 1995   DECEMBER 31, 1994
                                                               -----------------   -----------------
INCREASE IN NET ASSETS:
     FROM OPERATIONS:
         Net investment income                                       $    42,087        $     3,563
         Net realized gain (loss) on investments                           9,197             (5,584)
         Net unrealized appreciation of investments                       92,703              3,709
                                                                     ------------------------------
         Increase in net assets resulting from operations                143,987              1,688
                                                                     ------------------------------
     FROM DISTRIBUTIONS TO SHAREHOLDERS:
         Net investment income                                           (42,319)            (3,509)
         Net capital gains                                                (1,632)               000
                                                                     ------------------------------
         Decrease in net assets resulting from distributions             (43,951)            (3,509)
                                                                     ------------------------------
     FROM CAPITAL SHARE TRANSACTIONS:
         Proceeds from shares sold (83,720 and 143,414 shares)           762,440          1,253,489
         Proceeds from shares sold upon reinvestment
              of dividends (4,436 and 402 shares)                         41,298              3,509
         Cost of shares repurchased (12,572 and 4,048 shares)           (115,227)           (35,132)
                                                                     ------------------------------
         Increase in net assets derived from capital
              share transactions                                         688,511          1,221,866
                                                                     ------------------------------
         Increase in net assets                                          788,547          1,220,045

NET ASSETS:

     BEGINNING OF YEAR
         (includes undistributed
         net investment income of $55 and $1)                          1,340,939            120,894
                                                                     ------------------------------
     END OF YEAR
         (includes undistributed
         net investment income of $0 and $55)                        $ 2,129,486        $ 1,340,939
                                                                     ==============================


                 See Accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

Note 1.       ORGANIZATION

              Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company. The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk.

              The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

Note 2.       Significant Accounting Policies

              A. SECURITY VALUATION - Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

              B. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

              C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Balanced Fund declares and distributes dividends of its net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments.

              D. FEDERAL INCOME TAXES - No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

              E. ORGANIZATIONAL COSTS - Costs incurred by the Balanced Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period in accordance with the Expense Limitation Agreement for each of the Funds. During 1995, the Investment Manager assumed the amortization expense of $11,124 for organizational expenses.

NOTE 3.       INVESTMENT MANAGEMENT,
              DISTRIBUTOR AND OTHER RELATED
              PARTY TRANSACTIONS

              The Company and Balanced Fund have entered into an investment management agreement ("Management Agreement") with Pacific Global Investment Management Company (the "Manager") and sub-advisory agreement ("Sub-Advisory Agreement") with Hamilton & Bache, Inc. (the "Adviser"). The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% for the Balanced Fund. The Sub-Advisory Agreement provides for a sub-advisory fee, payable monthly, and calculated at the maximum annual rate of 0.45% for Balanced Fund. The Manager is solely responsible for the payment of these fees to the Adviser.

              In accordance with its expense limitation agreements ("Expense Limitation Agreements") with the Company, on behalf of each Fund, the Manager is required to reduce its investment management fee in any fiscal year in which all Fund Operating Expenses exceed the lowest applicable limit actually enforced by any state, and to reimburse the Balanced Fund for any additional expenses that exceed such limit. In addition, from time to time, the Manager and Adviser may voluntarily waive its management and sub-advisory fees, and/or absorb certain expenses for the Balanced Fund.

              Pursuant to the Expense Limitation Agreements, the voluntary waiver of fees and the assumption of expenses by the Manager, the following amounts were waived or reimbursed for the year January 1, 1995 to December 31, 1995 for the Balanced Fund; $12,737 of management and sub-advisory fees were waived and $39,876 was reimbursed by the Manager.

              For the year January 1, 1995 to December 31, 1995, Pacific Global Fund Distributors, Inc., the principal underwriter for the Company, received $2,526 of commissions on sales of capital stock of the Balanced Fund, after deducting $494 allowed to authorized distributors as commissions.

              The Fund has adopted a plan of distribution, whereby the Balanced Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year January 1, 1995 to December 31, 1995, $262 was accrued or paid.

NOTE 4.       PURCHASE AND SALES OF SECURITIES

              For the year ended December 31, 1995, the Balanced Fund had purchases of securities, other than short-term investments of $2,657,415. The cost of securities held is the same for Federal income tax and financial reporting purposes.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                       FOR THE YEAR ENDED             FOR THE PERIOD
                                                                          DECEMBER 31               FEBRUARY 8, 1993(3)
                                                                    1995              1994      TO DECEMBER 31, 1993
                                                                 ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net Asset Value, Beginning of Period                        $    8.75         $    8.99         $    9.00
                                                                 ------------------------------   ------------------
     Income from Investment Operations:
         Investment Income                                            0.35              0.07              0.07
         Expenses                                                    (0.17)            (0.05)            (0.06)
                                                                 ------------------------------   ------------------
         Net Investment Income                                        0.18              0.02              0.01

     Net realized and unrealized gain (loss) on securities            0.57             (0.24)            (0.01)
                                                                 ------------------------------   ------------------
     Total from Investment Operations                                 0.75             (0.22)             0.00

     Less Distributions:
         Distributions from net investment income                    (0.18)            (0.02)            (0.01)
         Dividends from net capital gains                            (0.01)             0.00              0.00

     Net Asset Value, End of Period                              $    9.31              8.75         $    8.99
                                                                 ==============================   ==================

TOTAL INVESTMENT RETURN                                               8.70%            (2.41%)            0.00%

RATIOS/SUPPLEMENTAL DATA

     Net Assets, End of Period (000)                             $   2,129         $   1,341         $     121

     Ratio of Expenses to Average Net Assets (1)                      2.24%             1.83%             1.60%(2)

     Ratio of Net Investment Income to Average Net Assets             2.46%             0.93%             0.25%(2)

     Portfolio Turnover Ratio                                        41.23%            60.68             61.71%(2)

--------------------------------------------------------------------------------

1. Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Balanced Fund would have been 5.31%, 17.85% and 108.91% for the years 1995 through 1993 respectively.

2.  Annualized.

3.  Commencement of Operations.

                 See Accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
Pacific Advisors Fund Inc.
Balanced Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pacific Advisors Fund Inc. Balanced Fund as of December 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1995 and 1994, and for the period February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pacific Advisors Fund Inc. Balanced Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the years ended December 31, 1995 and 1994, and for the period February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

   ERNST & YOUNG LLP

   Los Angeles, California
   January 29, 1996

                           PACIFIC ADVISORS FUND INC.
--------------------------------------------------------------------------------

DIRECTORS:
   George A. Henning, Chairman
   Victoria L. Breen
   Thomas M. Brinker
   Kathleen M. Fishkin
   L. Michael Haller III
   Siegfred S. Kagawa
   Takashi Makinodan, Ph.D.
   Gerald E. Miller
   Louise K. Taylor

OFFICERS:
   George A. Henning, President
   Thomas H. Hanson, Vice President, Secretary and Treasurer
   Victoria L. Breen, Assistant Secretary
   Paul W. Henning, Assistant Treasurer

INVESTMENT MANAGER:
   Pacific Global Investment Management Company
   206 North Jackson Street, Suite 201
   Glendale, California 91206

ADVISER:
   Hamilton & Bache, Inc.
   206 North Jackson Street, Suite 201
   Glendale, California 91206

TRANSFER AGENT AND ADMINISTRATOR:
   Pacific Global Investor Services, Inc.
   206 North Jackson Street, Suite 201
   Glendale, California 91206

DISTRIBUTOR:
   Pacific Global Fund Distributors, Inc.
   206 North Jackson Street, Suite 201
   Glendale, California 91206

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.